Exhibit 10.37
SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This Second Amendment to Note Purchase Agreement (the “Amendment”) is entered into by and among Pope Resources, a Delaware limited partnership (“Borrower”), John Hancock Life Insurance Company, a Massachusetts corporation, and John Hancock Variable Life Insurance Company, a Massachusetts corporation (John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company are individually and collectively referred to herein as “Note Holders”).

RECITALS

Borrower and Note Holders previously entered into that certain Note Purchase Agreement dated March 29, 2001, as amended by instrument dated October 24, 2001 (the "Agreement"), in connection with the sale and purchase of certain Class A Fixed Rate Senior Secured Notes all dated March 29, 2001, in the aggregate principal amount of $30,000,000. Borrower and Note Holders wish to amend the Agreement in certain respects. Unless otherwise indicated all capitalized terms in this Amendment shall have the meanings attributed to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.  Section 8.14 of the Agreement is amended to read as follows: “8.14 Debt to Total Capitalization. Debt to Total Capitalization shall not exceed fifty percent (50%), based on the greater of: a) book value of partners’ capital, or b) Borrower’s closing Unit Price at the end of each quarter multiplied by the number of units outstanding, so long as Borrower is publicly traded.”

2.  The definition of Total Capitalization in Annex II of the Agreement is hereby amended to read as follows: “Total Capitalization - means Debt, plus the greater of: a) book value of partners’ capital, or b) Borrower’s closing Unit Price at the end of each quarter in question, multiplied by the number of units outstanding.”

3.  As amended herein, the Agreement is hereby confirmed and reaffirmed by Borrower and Note Holders and shall remain in full force and effect.

IN WITNESS WHEREOF, Borrower and Note Holders have executed this Amendment as of the date(s) written below.

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1-SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, a Delaware limited partnership,

By: Pope MGP, Inc., a Delaware corporation, its managing partner

By:__________________________________________
Name:________________________________________
Title:_________________________________________

Date:________________________, 2003

JOHN HANCOCK LIFE INSURANCE COMPANY, a corporation incorporated under the laws of the Commonwealth of Massachusetts

By:________________________________________
Name:______________________________________
Title:_______________________________________

Date:___________________________, 2003

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, a corporation incorporated under the laws of the Commonwealth of Massachusetts

By:________________________________________
Name:______________________________________
Title:_______________________________________
Date:_________________________, 2003

2-SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT